Exhibit 32.1

CERTIFICATION

I, Stephen B. Hughes, Chairman of the Board and Chief Executive Officer of Boulder Specialty Brands, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K for the year ended December 31, 2005 (the “Annual Report”) which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Boulder Specialty Brands, Inc.

Dated: March 31, 2006

/s/ Stephen B. Hughes
Stephen B. Hughes
Chairman of the Board and Chief Executive Officer